Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,700,000.00
Previously Paid Amount	0.00
Total Fee Amount	372.87
Total Offset Amount	0.00
Net Fee	$ 372.87